UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2006
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation)	000-30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West Minnetonka, Minnesota (Address of Principal Executive Offices)	55343 (Zip Code)
(952) 930-6000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     We are filing this Current Report on Form 8-K to add condensed consolidating financial information relating to certain of our wholly-owned subsidiaries that are anticipated to guarantee all or some of our corporate debt to: (a) Note 15 to our audited Consolidated Financial Statements for the years ended December 31, 2005, January 1, 2005 and January 3, 2004; and (b) Note 13 to our unaudited Consolidated Financial Statements for the quarters ended April 1, 2006 and April 2, 2005. We have filed the Consolidated Financial Statements as Exhibit 99.1 to this Current Report on Form 8-K.
     Except as specifically described above with respect to the addition of Note 15 and Note 13 to the Consolidated Financial Statements, no other changes have been made to our Consolidated Financial Statements for the periods noted above.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description	Page #

23.1	Consent of Independent Registered Public Accounting Firm	F-1

99.1	Consolidated Financial Statements and Reports of Ernst & Young LLP Independent Registered Public Accounting Firm	F-2

	Audited Consolidated Balance Sheets as of December 31, 2005 and January 1, 2005	F-4

	Audited Consolidated Statements of Operations for the years ended December 31, 2005, January 1, 2005 and January 3, 2004	F-5

	Audited Consolidated Statements of Changes in Stockholders’ Equity for years ended December 31, 2005, January 1, 2005 and January 3, 2004	F-6

	Audited Consolidated Statement of Cash Flow for the years ended December 31, 2005, January 1, 2005 and January 3, 2004	F-7

	Notes to Consolidated Financial Statements for years ended December 31, 2005, January 1, 2005 and January 3, 2004	F-8

	Unaudited Consolidated Balance Sheets as of April 1, 2006 and December 31, 2005	F-9

	Unaudited Consolidated Statement of Operations for the three month periods ended April 1, 2006 and April 2, 2005	F-10

	Unaudited Consolidated Statement of Cash Flow for the three month periods ended April 1, 2006 and April 2, 2005	F-11

	Notes to Unaudited Consolidated Financial Statements for the three month periods ended April 1, 2006 and April 2, 2005	F-12

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS,
INC.

	By:	/s/ Carmen L. Diersen

Carmen L. Diersen
Executive Vice President and Chief Financial
Officer
June 19, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page #

23.1	Consent of Independent Registered Public Accounting Firm	F-1

99.1	Consolidated Financial Statements and Reports of Independent Registered Public Accounting Firm	F-2

	Audited Consolidated Balance Sheets as of December 31, 2005 and January 1, 2005	F-4

	Audited Consolidated Statements of Operations for the years ended December 31, 2005, January 1, 2005 and January 3, 2004	F-5

	Audited Consolidated Statements of Changes in Stockholders’ Equity for years ended December 31, 2005, January 1, 2005 and January 3, 2004	F-6

	Audited Consolidated Statement of Cash Flow for the years ended December 31, 2005, January 1, 2005 and January 3, 2004	F-7

	Notes to Consolidated Financial Statements for years ended December 31, 2005, January 1, 2005 and January 3, 2004	F-8

	Unaudited Consolidated Balance Sheets as of April 1, 2006 and December 31, 2005	5

	Unaudited Consolidated Statement of Operations for the three month periods ended April 1, 2006 and April 2, 2005	6

	Unaudited Consolidated Statement of Cash Flow for the three month periods ended April 1, 2006 and April 2, 2005	7

	Notes to Unaudited Consolidated Financial Statements for the three month periods ended April 1, 2006 and April 2, 2005	8

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